Exhibit 99.1

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.



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               Preliminary Structural and Collateral Term Sheet
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               $270,000,000 (approximate) of Senior Certificates
 Logo                   J.P. Morgan Mortgage trust 2003-A1
Omitted       Mortgage Pass-Through Certificates, Series 2003-A1
                                                                       9/26/03

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                          Features of the Transaction
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*    Offering consists of approximately $270MM of Senior Certificates all expected to be rated AAA by 2 of the 3: S&P, Moody's, Fitch.

*    The amount of Senior Certificates is approximate and may vary.

*    Multiple groups of Mortgage Loans will collateralize the transaction.

*    There are approximately 4 groups of Senior Certificates, which may vary.

* The credit support for each group of Senior Certificates is Cross-Collateralized, with respect to losses.

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                                   Key Terms
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
Issuer:                                                        J.P. Morgan Mortgage Trust 2003-A1

Underwriter:                                                          J.P. Morgan Securities Inc.

Depositor:                                                         J.P. Morgan Acceptance Corp. I

Master Servicer:                                 Wells Fargo Bank Minnesota, National Association

Trustee:                                                      Wachovia Bank, National Association

Type of Issuance:                                                                          Public

Servicer Advancing:                                                Yes, Subject to recoverability

Compensating Interest:                                 Yes, paid but capped by the servicing fee.

Clean-Up Call:                                             5% clean-up call (aggregate portfolio)

Legal Investment:                    The Senior Certificates are expected to be SMMEA eligible at settlement.

ERISA Eligible:                         The Senior Certificates are expected to be ERISA eligible
                                         subject to limitations set forth in the final prospectus
                                                                                      supplement.

Tax Treatment:                                                                              REMIC

Structure:                                             Senior/Subordinate w/Shifting Interest and
                                                      Subordinate Certificate Prepayment Lockout.

Expected AAA Subordination:                                                        2.85% +/- .50%

Rating Agencies:                                             At least 2 of 3: Moody's, S&P, Fitch

Registration:                                                           Senior Certificates - DTC


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                           Time Table (approximate)
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Expected Settlement                                                                      10/30/03
Cut-Off Date                                                                              10/1/03
First Distribution Date                                                                  11/25/03
Distribution Date                                                       25th or Next Business Day

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                             Preliminary Mortgage Pool(s) Data (approximate)
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                                                  Pool 1                 Pool 2                 Pool 3                 Pool 4

Collateral Type                                7-Yr Hybrids           7-Yr Hybrids           10-Yr Hybrids          10-Yr Hybrids
                                                   ARMS                   ARMS                   ARMS                   ARMS
Outstanding Principal Balance                  $124,066,386            $41,624,281            $14,323,733            $99,765,486
Number of Mortgage Loans                            237                    100                    32                     190
Average Principal Balance                        $523,487               $416,243               $447,617               $525,082
Weighted Average Annual Mortgage Rate              4.81%                  4.65%                  4.99%                  5.15%
Weighted Average Maturity                           359                    359                    359                    359
Weighted Average Seasoning                           1                      1                      1                      1


Weighted Average Months to Roll                     83                     83                     119                    119
ARM Index                                       6 Mo Libor              1 Yr CMT               1 Yr CMT              6 Mo Libor
Weighted Average Gross Margin                      2.00%                  2.75%                  2.75%                  2.00%
Weighted Average First Cap                         5.0%                   5.0%                   5.0%                   5.0%
Weighted Average On-Going Cap                      1.0%                   2.0%                   2.0%                   1.0%
Weighted Average Lifetime Cap                      5.0%                   5.0%                   5.0%                   5.0%


Weighted Average Loan-to-Value                      68%                    72%                    63%                    66%
Weighted Average FICO Score                         735                    728                    736                    734
Geographic Distribution                          Cal: 18%               Cal: 19%               Cal: 34%               Cal: 22%
Percent Owner Occupied                              92%                    96%                    99%                    87%
Percent Single Family/PUD                           96%                    90%                    96%                    91%
Interest Only                                       Yes                    No                     No                     Yes


Primary Mortgage Pool Originator                  Cendant                Cendant                Cendant                Cendant
Primary Mortgage Pool Servicer                    Cendant                Cendant                Cendant                Cendant



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                                                                Preliminary Structure(s) Options
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                                                  Pool 1                 Pool 2                 Pool 3                 Pool 4
Pass-Throughs                                      1A1                    2A1                    3A1
Sequentials                                                                                                            4A1-4A3


JPMSI Mortgage Trading Desk                                       Greg Boester               212.834.2499
                                                                  Tom Scudese                212.834.2499

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or financial instruments mentioned herein may not be suitable for all
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decisions regarding any securities or financial instruments mentioned herein.
The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by
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the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel,
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